UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2020

DIAMONDPEAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 W 57th Street, 29th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 716-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one Warrant	DPHCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DPHC	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DPHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 1, 2020, DiamondPeak Holdings Corp., a Delaware Corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) with Lordstown Motors Corp., a Delaware corporation (“LMC”) and DPL Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into LMC with LMC surviving the merger (the “Merger”). Upon consummation of the Merger, LMC will become a wholly owned subsidiary of the Company.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger each share of common stock, par value $0.0001 per share, of LMC (“LMC Common Stock”) issued and outstanding at the effective time shall be converted into, and become exchangeable for the number of shares of Class A common stock, par value $0.0001 per share, of the Company (“Company Class A Common Stock”) equal to the quotient obtained by dividing (A) the Purchase Price (as defined in the Merger Agreement) by (B) $10.00 by (C) the Fully Diluted Share Number (as defined in the Merger Agreement) (such number of shares of Company Class A Common Stock, the “Stock Merger Consideration”) (except for (i) holders of LMC Common Stock that are not accredited investors, who will receive an amount per share in cash equal to the Stock Merger Consideration multiplied by $10.00 and (ii) holders of Dissenting Shares (as defined in the Merger Agreement), who shall, by virtue of the Merger and without any action on the part of the holder of such Dissenting Share, cease to be outstanding, be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights the holder thereof may have under Section 2.14 of the Merger Agreement). Additionally, each outstanding option to purchase shares of LMC Common Stock will be converted into an option to purchase shares of Company Class A Common Stock.

In connection with the Merger, subject to approval by the stockholders of the Company and the other conditions set forth in the Merger Agreement, the Company’s certificate of incorporation will be amended and restated to provide for, among other things, an increase in the authorized capital stock of the Company.

The closing of the Merger is subject to certain conditions. Each party’s obligation to consummate the Merger is conditioned upon, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, an absence of any governmental orders prohibiting the closing of the Merger and approval of the transactions contemplated by the Merger Agreement by the Company’s stockholders at a stockholders’ meeting duly called and held for such purpose or at any adjournment or postponement thereof taken in accordance with the Merger Agreement (the “Special Meeting”). The Company’s obligation to consummate the Merger is conditioned upon, among other things, (i) the accuracy of the representations and warranties made by LMC in the Merger Agreement, (ii) no Material Adverse Effect (as defined in the Merger Agreement) having occurred since the execution of the Merger Agreement, (iii) certain contracts of LMC having been terminated, (iv) certain key employees remaining employed by LMC, (v) certain contracts of LMC remaining in place and (vi) the receipt of support agreements executed and delivered by LMC stockholders holding at least 95% of LMC Common Stock issued and outstanding as of August 1, 2020. LMC’s obligation to consummate the Merger is conditioned upon, among other things, (i) the accuracy of the representations and warranties made by the Company in the Merger Agreement, (ii) the shares of Parent Class A Common Stock to be issued as the Stock Merger Consideration having been approved for listing on the NASDAQ and (iii) the Company having cash on hand equal to or in excess of $300,000,000.

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants with respect to the conduct of LMC, the Company and Merger Sub prior to the closing of the Merger. Each of the Company, LMC and Merger Sub has agreed to use its reasonable best efforts to cause the Merger to be consummated as promptly as reasonably practicable. Notwithstanding the foregoing, at any time prior to the approval of the Company’s stockholders at the Special Meeting, the Company’s board of directors (the “Board”) may fail to make, amend, change, withdraw, modify, withhold or qualify its recommendation in favor of the transactions contemplated by the Merger Agreement at the Special Meeting (a “Change in Recommendation”) if the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that a failure to make a Change in Recommendation would violate its fiduciary duties under applicable law. If the Board makes a Change in Recommendation, it is no longer obligated to solicit proxies in favor of the transactions contemplated by the Merger Agreement. The Merger Agreement also includes limited indemnification obligations of the majority stockholder of LMC for breaches by LMC of certain fundamental representations and warranties, subject to certain limitations.

The Merger Agreement may be terminated by the Company or LMC under certain circumstances, including, among others, (i) by mutual written consent of the Company and LMC, (ii) if the closing of the Merger has not occurred on or before February 1, 2021 (the “Outside Date”), subject to extension by mutual agreement of the parties, (iii) if the other party breaches its obligations under the Merger Agreement and such breach is not cured by the earlier of 30 days after written notice from the other party and the Outside Date, (iv) if the Company has not obtained the required approval of its stockholders at the Special Meeting. LMC has the right to terminate their Merger Agreement prior to receipt of approval of the Company’s stockholders if the Company makes a Changes in Recommendation. The Company also had the right to terminate the Merger Agreement if the LMC did not obtain written consents in support of the Merger Agreement from certain executive officers and large stockholders within 24 hours of the execution of the Merger Agreement. LMC delivered these required consents, which consents are sufficient to adopt the Merger Agreement under Delaware law.

The Company also agreed to issue, upon the closing of the Merger, (i) to holders of up to $40,000,000 in aggregate principal amount of convertible promissory notes to be issued by LMC, shares of Company Class A Common Stock at a conversion price of $10.00 per share and (ii) to Brown Gibbons Lang & Company (“BGL”), warrants to purchase shares of Company Class A Common Stock representing 1% of the aggregate number of shares of Company Class A Common Stock issued and outstanding upon the closing of the Merger, in each case, pursuant to arrangements to which LMC is party.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, LMC or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Subscription Agreements

The Company has entered into subscription agreements (each, a “Subscription Agreement”), dated as of August 1, 2020, with certain investors, pursuant to which, among other things, the Company agreed to issue and sell, in private placements to close immediately prior to the closing of the Merger, an aggregate of 50,000,000 shares of Company Class A Common Stock for $10.00 per share.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of shares of Company Class A Common Stock, options to purchase Company Class A Common Stock and warrants to purchase Company Class A Common Stock is incorporated by reference herein. The shares of Company Class A Common Stock, options to purchase Company Class A Common Stock and warrants to purchase Company Class A Common Stock to be issued will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On August 3, 2020, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 hereto and incorporated by reference herein is the investor presentation dated August 3, 2020, that will be used by the Company with respect to the Merger.

Attached as Exhibit 99.3 hereto and incorporated by reference herein is a copy of the script for the investor conference call that will be used by the Company during a webcast for investors and analysts on August 3, 2020.

Attached as Exhibit 99.4 hereto and incorporated by reference herein is a copy for the script of the commercial linked in the press release attached as Exhibit 99.1.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 8.01.	Other Events.

Subject to approval by the Company’s stockholders of the Merger Agreement, the Merger and certain other actions related thereto, in connection with the closing of the Merger, the Company will adopt an amended and restated charter, the form of which is attached as Exhibit D to the Merger Agreement filed as Exhibit 2.1 hereto.

Important Information About the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed business combination between the Company, LMC and Merger Sub. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov or by directing a request to: DiamondPeak Holdings Corp., 40 W 57th Street, 29th Floor, New York, NY 10019, (212) 716-2000. The proxy statement is not currently available.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the Merger. Information about the directors and executive officers of the Company is set forth in the Company’s final prospectus for its initial public offering, which was filed with the SEC on February 26, 2019 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, file with the SEC on March 25, 2020. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed business combination when they become available.

LMC and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. A list of the names of such directors and executive officers and information regarding their interests in the Merger will be contained in the proxy statement when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

Actual results may differ materially from those discussed in forward-looking statements as a result of factor, risks and uncertainties over which the Company and LMC have no control. These factors, risks and uncertainties include, but are not limited to, the following: (i) conditions to the completion of the proposed business combination and PIPE investment, including stockholder approval of the business combination, may not be satisfied or the regulatory approvals required for the proposed business combination may not be obtained on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties or the termination of any PIPE investor’s subscription agreement; (iii) the effect of the announcement or pendency of the proposed business combination on LMC’s business relationships, operating results, and business generally; (iv) risks that the proposed business combination disrupts LMC’s current plans and operations and potential difficulties in LMC’s employee retention as a result of the proposed business combination; (v) risks related to diverting management’s attention from LMC’s ongoing business operations; (vi) potential litigation that may be instituted against the Company or LMC or their respective directors or officers related to the proposed business combination or the merger agreement or in relation to LMC’s business; (vii) the amount of the costs, fees, expenses and other charges related to the proposed business combination and PIPE investment; (viii) risks relating to the uncertainty of the projected financial information with respect to LMC including the conversion of pre-orders into binding orders; (ix) risks related to LMC’s limited operating history, the rollout of LMC’s business and the timing of expected business milestones, including LMC’s ability to complete the engineering of the Endurance and retooling of the Lordstown facility, and start production of the Endurance, on time and on budget; (x) the effects of competition and the pace and depth of electric vehicle adoption generally on LMC’s future business; (xi) LMC’s ability to achieve any level of EBITDA margin, including its ability to achieve breakeven EBITDA margin and the timetable for achieving breakeven EBITDA margin; (xii) changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiii) the amount of redemption requests made by DiamondPeak’s public stockholders; changes in regulatory requirements, governmental incentives and fuel and energy prices; (xiv) the ability of the Company to issue equity or equity-linked securities in connection with the transaction or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its final prospectus for its initial public offering, which was filed with the SEC on February 26, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent quarterly reports on Form 10-Q, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Forward-looking statements reflect the views and assumptions of DiamondPeak and Lordstown as of the date of this communication with respect to future events. Neither DiamondPeak nor Lordstown undertakes, and each hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by DiamondPeak or Lordstown or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of August 1, 2020, by and among DiamondPeak Holding Corp., Lordstown Motors Corp. and DPL Merger Sub Corp.
10.1	Form of Subscription Agreement.
99.1	Press Release, dated August 3, 2020.
99.2	Investor Presentation.
99.3	Investor Conference Call Script.
99.4	Commercial Script.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDPEAK HOLDINGS CORP.

Date: August 3, 2020	By:	/s/ David T. Hamamoto
	Name:	David T. Hamamoto
	Title:	Chief Executive Officer and Chairman